                       TEMPLETON INSTITUTIONAL FUNDS, INC.


                                      TIFI

                              Foreign Equity Series

                                  ANNUAL REPORT



[TEMPLETON LOGO]                DECEMBER 31, 1996

       Mutual funds, annuities, and other investment products:

       - are not FDIC insured;
       - are not deposits or obligations of, or guaranteed by, any financial institution;

       - are subject to investment risks, including possible loss of the principal amount invested.

            December 31, 1996


            Dear Shareholder...

                 In general, the fourth quarter of 1996 proved to be a very profitable one for equity investors, capping a good, full year which saw numerous markets around the world reach all-time peaks. The economic environment remained positive for many stocks, with moderately strong economic growth, subdued inflation, and solid corporate earnings results underpinning many financial markets.

                 The benefits of diversification were also demonstrated in 1996. In addition to the well-publicized rise in the U.S. stock market, many foreign equity markets posted impressive gains. Brazil, Canada, Finland, Hong Kong, Indonesia, Malaysia, the Netherlands, Norway, Spain, Sweden, and the United Kingdom recorded rises of 25% or more in U.S. dollar terms for the year. On the other hand, Chile, India, Japan, Korea, Singapore, South Africa, and Thailand turned in negative results for 1996.

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.


                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/96

                                                                            SINCE
                                                                        INCEPTION(1,2)
                     ONE-YEAR(1,2)   THREE-YEAR(1,2)   FIVE-YEAR(1,2)     (10/18/90)

   TIFI Foreign
   Equity Series        21.58%          11.24%             12.73%           13.12%

   MSCI EAFE Index       6.36%           8.63%              8.48%            7.83%


(1) Past expense reductions by the Fund's manager increased the Fund's total returns.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

                                                                    continued...

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
letter continued................................................................


                       GEOGRAPHIC DISTRIBUTION ON 12/31/96
                              (% of Equity Assets)

                    Europe                               70.2%
                    North America                         3.7%
                    Asia                                 13.9%
                    Australia/New Zealand                 7.0%
                    Mid-East/Africa                       0.1%
                    Latin America                         5.1%


                        FUND ASSET ALLOCATION ON 12/31/96

                    Short-term & Order                   10.9%
                    Equity*                              89.1%

                *Equity includes convertible and preferred stocks

                 Within this environment, the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") returned 8.91%, 21.58%, 11.24%, 12.73%, and 13.12% for the quarter, one-year, three-year, five-year and since inception (October 18, 1990) periods ending December 31, 1996, compared to the unmanaged Morgan Stanley Capital International Europe Australia, Far East (MSCI EAFE) Index returns of 1.7%, 6.36%, 8.63%, 8.48%, and 7.83% for the same periods, respectively.

                 Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

                 We continued to search for securities that we considered to be undervalued on the basis of future earnings and/or asset values. The Fund benefited from its exposure to the financial sector, selected emerging markets, and well-positioned European companies. A significant number of Japanese equities were noticeably absent, reflecting the continued high valuations of stocks in that country.

                 Financial companies worldwide performed well during the year. Good economic growth and favorable interest rate trends provided a healthy backdrop for this sector in general. Many firms benefited from cost reduction programs, and banks were further aided by a drop in loan loss provisions.

                 The "pure" emerging markets, meanwhile, were a mixed bag, with some helping and others detracting from the performance of the Fund. Nonetheless, we believe that the long-term outlook for these markets is generally quite bright. Though many investors do not consider it an emerging market, Hong Kong posted a very respectable performance in 1996, despite investor concerns about the handover to China in July 1997. We believe that the companies in the Fund's portfolio are poised to benefit from the changes in Hong Kong and China over the next several years; however, we recognize that there will likely be a great deal of market volatility.

                 The countdown toward European monetary and economic union continues, but progress has been slower than hoped for. Europe desperately needs a sustained economic expansion to reach its common goals. The recent interest rate reduction by the German central bank illustrates how concerned and serious they are to help Germany and the other European economies recover. The economic data from Europe has been mixed of late, with only a few signs pointing to accelerating growth. Order inflow from export related areas has been quite good, for instance. In our view, a pickup in the European economy would be positive for equities in general, as it would unlikely be strong enough to rekindle inflation. Many companies posted respectable earnings numbers as cost reduction programs have offset the effects of lackluster revenue growth. They continued to restructure, invest in new plant and equipment, and implement programs to enhance shareholder value. Moreover, the efforts

 ................................................................................


of many European companies to compete more effectively in the global marketplace were acknowledged by investors, particularly in the latter part of the year, helping boost the Fund's returns.

                 Despite redoubled efforts, we continued to struggle to find value among Japanese stocks during the year. Our lack of success and substantial underweighting in the market were rewarded, however, as we were able to avoid much of this market's poor performance. According to the MSCI index, Japan's market closed down 15% in U.S. dollars for the 12 months ending December 1996. Average stock market valuations in Japan support our underweighted stance. Price to earnings ratios, recently at 95-100x, have been excessive. After adjusting for differences in accounting and the possibility of earnings doubling from currently depressed levels, stock prices are still among the highest worldwide. Even assuming a better economy and a strong rebound in corporate earnings over the next several years, Japanese equity valuations remain well in excess of other global markets.

                 Trading activity in the Fund during the fourth quarter was modest, occurring mostly on the buy side. New positions included BTR Ltd., a diversified United Kingdom-based industrial products company; Hong Kong Electric Holdings, a Hong Kong electric utility; and Siam City Cement, a cement producer in Thailand. We also added to several positions, including Philips Electronics, Svedala Industries, and Pioneer International. On the sell side, we eliminated positions in Amer Group and the Capital Portugal Fund.

                 We have always maintained that our ability to serve you is enhanced by our strong work ethic. There is nothing glamorous about hard work, but there is a certain amount of pride that is built upon its success. Finding cheap securities in over three dozen countries and industries worldwide takes an enormous amount of work. During the last 12 months, our team of analysts wrote over 2,000 research reports on companies in 38 countries and 32 industries, working diligently to find cheap investments for our clients. The typical analyst spent 3 to 4 months traveling to examine factories, speak with company management, and analyze industry trends globally.

                 The work ethic at Templeton is perhaps best exemplified by the research process. In order to purchase a security, an analyst must prepare a written research report showing historical information, future estimates, and justification for assumptions. Written research reports are sent to all analysts in each of our global research offices. They must be discussed at one of three conference calls during the week before being approved for our "bargain list" by the Director of Research. Once approved, the idea is placed on our "bargain list" for all Portfolio Managers to consider for their assigned portfolios. This general "bargain list" is composed of ideas from all analysts within the global team. It is important to consider that every Portfolio Manager is also an analyst with specific research responsibilities for our group worldwide.

                 Looking ahead, we remain positive on global stock markets. The Fund is, in our opinion, well-structured with broad diversification across


                      INDUSTRY DIVERSIFICATION ON 12/31/96
                             (% of Total Portfolio)

            Banking                                            14.7%

            Utilities, Electrical, & Gas                        8.8%

            Telecommunications                                  6.6%

            Insurance                                           4.8%

            Multi-industry                                      4.7%

            Chemicals                                           4.3%

            Energy Sources                                      4.3%

            Electrical & Electronics                            3.2%

            Automobiles                                         2.9%

            Forest Products & Paper                             2.9%

                        10 LARGEST POSITIONS ON 12/31/96
                             (% of Total Portfolio)

            Stet Spa Sta Finanziaria Telefonica
            Torino                                              1.8%

            Telefonica de Espana SA                             1.8%

            Rhone-Poulenc SA                                    1.7%

            Iberdrola SA                                        1.6%

            Banco Bilbao Vizcaya SA                             1.5%

            Societe Elf Aquitaine SA                            1.4%

            Argentaria Corporacion Bancaria
            de Espana SA                                        1.3%

            Svenska Handelsbanken                               1.3%

            AXA SA                                              1.3%

            ABN AMRO NV                                         1.2%

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
letter continued................................................................


many countries and industries, and in stocks which offer attractive valuations. We believe the overall economic environment is healthy, and while the excellent returns of the past year may be difficult to match, the long-term prospects for equity investors remain bright.

                 This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

                 Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political and other factors in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

                 As always we appreciate your continued confidence in our organization. Please feel free to contact us with any questions or comments you might have.


Sincerely,


/s/ Donald F. Reed
Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ Gary P. Motyl
Gary P. Motyl, C.F.A.
Executive Vice President & Director
Templeton Investment Counsel, Inc.


Total Return Index Comparison(1)
$5,000,000 Investment: 10/18/90 - 12/31/96

[LINE GRAPH]

                           TIFI Foreign Equity Series

- NOTE: First period return inception date is 10/18/90

Monthly                        US Dollar                 US Dollar          US Dollar
                     TIFI - Foreign Equity Series     MSCI EAFE Index       CPI Index
                               Acct 243                   Acct -2            Acct -152
                               --------                  ----------         ----------
INCEPT                          5000000                     5000000            5000000
       Oct-90                   4970000                  4934892.78         4998721.57
       Nov-90                   4875000                  4645198.59         5009958.28
       Dec-90                   4860000                  4722259.16         5028663.71
       Jan-91                   5005000                   4876325.9         5059009.56
       Feb-91                   5615000                  5400496.15         5066410.98
       Mar-91                   5453000                  5077595.52         5073812.41
       Apr-91                   5503500                  5128932.97         5081213.83
       May-91                   5579500                  5183963.71         5096083.97
       Jun-91                   5296000                  4804397.26         5111626.97
       Jul-91                   5604500                  5041750.59          5119028.4
       Aug-91                   5615000                  4940595.93         5133898.53
       Sep-91                   5756500                  5220524.94         5156775.67
       Oct-91                   5736500                   5295838.6          5164177.1
       Nov-91                   5685500                  5050010.64         5179047.24
       Dec-91                   5899500                  5312364.75         5183084.38
       Jan-92                   6060500                  5200538.22          5190485.8
       Feb-92                   6155000                  5015873.32         5209393.08
       Mar-92                   6108500                  4686136.17          5235634.5
       Apr-92                   6304500                  4709408.18         5243035.93
       May-92                   6657500                  5026149.28         5250437.36
       Jun-92                   6584500                  4789500.15         5269344.64
       Jul-92                   6360500                  4668304.37         5280850.49
       Aug-92                   6181000                  4962680.16         5295720.63
       Sep-92                   6024500                  4866373.34         5310590.77
       Oct-92                   5811500                  4612693.34         5329498.05
       Nov-92                   5822500                  4657423.95         5336899.48
       Dec-92                   5821000                   4682811.6         5333535.19
       Jan-93                   5786500                   4683718.3         5359776.61
       Feb-93                   5913000                  4826674.92         5378549.32
       Mar-93                   6059000                   5248593.4         5397591.17
       Apr-93                   6254000                  5748185.99         5412461.31
       May-93                   6420500                  5871195.18         5419997.31
       Jun-93                   6300000                  5780827.25         5427466.02
       Jul-93                   6403000                  5984532.88         5427264.16
       Aug-93                   6856500                  6308829.82         5442538.02
       Sep-93                   6804500                  6168291.07         5453640.16
       Oct-93                   7206500                  6359907.35         5476517.29
       Nov-93                   7040000                  5805308.19         5480150.72
       Dec-93                   7725000                  6225715.51         5479881.58
       Jan-94                   8276000                  6753415.85         5495222.72
       Feb-94                   8049500                  6736188.52         5514331.85
       Mar-94                   7693000                  6447252.94         5533239.13
       Apr-94                   7804500                  6722285.76         5540640.56
       May-94                   7604500                  6685110.99         5544004.85
       Jun-94                   7359500                  6781221.36         5562912.13
       Jul-94                   7678500                  6848015.05         5577782.26
       Aug-94                   7941000                  7011523.57          5600659.4
       Sep-94                   7752500                  6792101.78         5615529.54
       Oct-94                   7918000                  7019986.12         5619566.68
       Nov-94                   7576000                  6684204.29         5626968.11
       Dec-94                   7516500                  6727423.74         5626968.11
       Jan-95                   7300500                  6470827.18         5649172.39
       Feb-95                   7414500                  6453902.08         5671713.09
       Mar-95                   7449500                  6858145.93         5690553.09
       Apr-95                   7777000                   7117909.9         5709393.08
       May-95                   7976000                  7034886.25         5720697.08
       Jun-95                   8023000                  6913385.21         5732001.08
       Jul-95                   8420500                  7345794.24         5731866.51
       Aug-95                   8204000                  7067134.61          5747409.5
       Sep-95                   8356000                  7207068.89          5758242.5
       Oct-95                   8175000                  7015150.38         5777217.06
       Nov-95                   8303500                  7212206.86         5776813.35
       Dec-95                   8492000                  7504769.25         5773045.35
       Jan-96                   8764500                  7537410.51         5806890.06
       Feb-96                   8903000                  7564611.56         5825730.05
       Mar-96                   8970000                  7727186.18         5855806.76
       Apr-96                   9298000                  7953743.71         5878347.46
       May-96                   9407000                  7809420.99         5889651.46
       Jun-96                   9376500                  7855142.93         5893419.46
       Jul-96                   9134000                   7627476.2         5904656.17
       Aug-96                   9401000                   7646214.7         5915960.17
       Sep-96                   9480500                  7851024.69         5934800.16
       Oct-96                   9571500                  7772850.69         5953640.16
       Nov-96                  10064000                  8084151.58         5964944.15
       Dec-96                  10324500                  7981996.53         5964744.15

Periods ended December 31, 1996
                                                           SINCE
                                                         INCEPTION
                                             ONE-YEAR    (10/18/90)

 Average Annual Total Return(1),(2)           21.58%        13.12%
 Cumulative Total Return(1),(3)               21.58%       114.82%

(1) Past expense reductions by the Fund's manager increased the Fund's total returns.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

(3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.



For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                       YEAR ENDED DECEMBER 31
                                                                      ---------------------------------------------------------
                                                                       1996          1995          1994        1993+       1992+
                                                                    ----------    ----------    ----------    --------    ------
Net asset value, beginning of year                                  $    14.04    $    12.86    $    13.32    $  10.05    $ 10.63
                                                                    ----------    ----------    ----------    --------     ------
Income from investment operations:
   Net investment income                                                   .45           .31           .20         .23        .27
   Net realized and unrealized gain (loss)                                2.54          1.35          (.16)       3.19       (.41)
                                                                    ----------    ----------    ----------    --------     ------
Total from investment operations                                          2.99          1.66           .04        3.42       (.14)
                                                                    ----------    ----------    ----------    --------     ------
Distributions:
   Dividends from net investment income                                   (.45)         (.31)         (.19)       (.09)      (.24)
   Amount in excess of net investment income                              (.02)           --            --          --         --
   Distributions from net realized gains                                  (.14)         (.17)         (.31)       (.06)      (.20)
   Amount in excess of net realized gains                                 (.08)           --            --          --         --
                                                                    ----------    ----------    ----------    --------     ------
Total distributions                                                       (.69)         (.48)         (.50)       (.15)      (.44)
                                                                    ----------    ----------    ----------    --------     ------
Change in net asset value                                                 2.30          1.18          (.46)       3.27       (.58)
                                                                    ----------    ----------    ----------    --------     ------
Net asset value, end of year                                        $    16.34    $    14.04    $    12.86    $  13.32    $ 10.05
                                                                    ==========    ==========    ==========    ========     ======
TOTAL RETURN*                                                           21.58%        13.00%          .24%      34.03%    (1.33)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $2,857,591    $1,817,883    $1,093,227    $407,970    $   566
Ratio of expenses to average net assets                                   .87%          .88%          .95%       1.03%      8.82%
Ratio of expenses, net of reimbursement, to average net assets            .87%          .88%          .95%       1.00%      1.00%
Ratio of net investment income to average net assets                     3.20%         2.70%         2.03%       1.73%      2.38%
Portfolio turnover rate                                                  7.39%        20.87%         7.90%      42.79%      8.45%
Average commission rate paid (per share)                            $    .0021

* ANNUALIZED.
+ BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

            INDUSTRY                                     ISSUE                           COUNTRY      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 81.8%
---------------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.1%
                                  Sony Corp.                                               Jpn.         471,700    $   30,914,455
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 2.9%
                                  Fiat Spa                                                 Itl.      11,600,000        34,975,989
                                  Regie Nationale des Usines Renault SA                     Fr.         633,695        13,627,192
                                  Volvo AB, B                                              Swe.       1,513,075        33,390,439
                                                                                                                   -------------
                                                                                                                       81,993,620
---------------------------------------------------------------------------------------------------------------------------------
BANKING: 14.7%
                                  ABN AMRO NV                                             Neth.           2,269           147,718
                                  Argentaria Corporacion Bancaria de Espana SA, ADR         Sp.       1,648,000        37,080,000
                                  Australia & New Zealand Banking Group Ltd.               Aus.       3,126,161        19,704,679
                                  Banco Bilbao Vizcaya                                      Sp.         790,220        42,668,532
                                  Banco di Sardegna SPA, di Risp                           Itl.         983,450         8,303,536
                                  Banco Totta & Acores SA                                 Port.         444,000         8,373,144
                                  Banque Nationale de Paris, ADR, 144A                      Fr.         877,000        33,963,664
                                  Barclays PLC                                             U.K.       1,186,568        20,337,158
                                  BPI Socieda de Gestora de Participacoes Socias SA       Port.         441,600         5,496,859
                                 *BPI Socieda de Gestora de Participacoes Socias, new     Port.         167,808         1,980,578
                                  C.S. Holding, ADR                                       Swtz.              90             2,311
                                  C.S. Holding, Reg.                                      Swtz.             275            28,250
                                  Canadian Imperial Bank of Commerce                       Can.         736,800        32,521,310
                                  Daegu Bank Co. Ltd.                                      Kor.         536,637         6,407,827
                                  Deutsche Bank AG                                         Ger.         679,900        31,774,332
                                  HSBC Holdings PLC                                        H.K.       1,588,930        33,999,343
                                  Komercni Banka AS                                        CSK.         132,500        11,040,855
                                  Komercni Banka AS, GDR, 144A                             CSK.         326,500         8,952,630
                                 *Merita Ltd., A                                           Fin.       7,750,000        24,092,391
                                  National Bank of Canada                                  Can.       1,065,400        10,774,189
                                 *Philippine National Bank                                Phil.         431,604         5,128,375
                                  PT Lippo Bank, fgn.                                     Indo.       5,600,500         5,453,493
                                  PT Panin Bank, fgn.                                     Indo.       4,772,000         5,454,869
                                  Sparbanken Sverige AB, A                                 Swe.          90,000         1,544,022
                                  Sparbanken Sverige AB, A, 144A                           Swe.         374,320         6,421,760
                                  Stadshypotek AB, A                                       Swe.         225,000         6,169,491
                                  Stadsyhpotek AS, A, 144A                                 Swe.         380,000        10,419,584
                                  Svenska Handelsbanken, A                                 Swe.       1,289,650        37,064,070
                                  Westpac Banking Corp.                                    Aus.       1,000,970         5,696,642
                                                                                                                   -------------
                                                                                                                      421,001,612
---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO: 0.0%
                                 *Swedish Match AB                                         Swe.           3,450            12,141
---------------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.2%
                                  News Corp. Ltd.                                          Aus.       1,225,715         6,469,078
                                  Sing Tao Holdings Ltd.                                   H.K.         503,400           219,662
                                                                                                                   -------------
                                                                                                                        6,688,740
---------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
  COMPONENTS: 2.0%
                                  Pioneer International Ltd.                               Aus.       9,989,572        29,775,769
                                  Siam City Cement, fgn.                                  Thai.          87,200           455,619
                                  Svedala Industri, A                                      Swe.       1,355,000        22,948,085
                                  Unione Cementi Marchino Emiliane (Unicem), di Risp       Itl.       1,168,200         3,008,346
                                                                                                                   -------------
                                                                                                                       56,187,819
---------------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

            INDUSTRY                                     ISSUE                           COUNTRY      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 2.1%
                                 *Adecco SA                                               Swtz.          34,051    $    8,622,751
                                  Esselte AB, B                                            Swe.         929,400        20,578,077
                                  Hyder PLC                                                U.K.         998,333        12,715,603
                                  Societe Generale de Surveillance Holdings Ltd., br.     Swtz.           5,120        12,584,834
                                 *Waste Management International PLC                       U.K.       1,431,560         5,959,315
                                                                                                                   -------------
                                                                                                                       60,460,580
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 4.3%
                                  Akzo Nobel NV                                           Neth.         123,064        16,821,954
                                  Bayer AG                                                 Ger.         846,230        34,487,241
                                  European Vinyls Corp. EVC International NV              Neth.         183,140         5,812,958
                                  Rhone-Poulenc SA, A                                       Fr.       1,424,012        48,583,939
                                  Solvay SA                                                Bel.          29,517        18,071,633
                                  Solvay SA, ADR                                           Bel.           1,615            98,878
                                                                                                                   -------------
                                                                                                                      123,876,603
---------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 1.0%
                                  Daito Trust Construction Co. Ltd.                        Jpn.       1,337,000        14,892,755
                                  Fletcher Challenge Building Ltd.                         N.Z.       1,403,250         4,315,311
                                  Kyudenko Corp.                                           Jpn.         909,000         9,418,876
                                                                                                                   -------------
                                                                                                                       28,626,942
---------------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING &
   REPRODUCTION: 0.5%
                                 *Newbridge Networks Corp.                                 Can.         475,800        13,497,010
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 3.2%
                                  ABB AG, br.                                             Swtz.          19,679        24,479,294
                                  Alcatel Alsthom SA                                        Fr.         200,654        16,129,718
                                  BBC Brown Boveri Ltd., ADR                              Swtz.               5               622
                                  Hitachi Ltd.                                             Jpn.       3,255,000        30,354,892
                                  Philips Electronics NV                                  Neth.         500,000        20,272,227
                                                                                                                   -------------
                                                                                                                       91,236,753
---------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
   INSTRUMENTS: 1.0%
                                  BICC                                                     U.K.       5,991,099        28,429,342
---------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES: 1.0%
                                  Koninklijke Pakhoed NV                                  Neth.         946,542        29,605,136
---------------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 4.3%
                                  Fletcher Challenge Energy Ltd.                           N.Z.       1,405,000         4,072,377
                                  Hafslund ASA, B                                          Nor.       1,057,790         7,247,636
                                  MOL Magyar Olay-Es Gazipari RT, GDS 144A                 Hun.       1,339,742        16,746,775
                                  Repsol SA                                                 Sp.         915,500        35,117,966
                                  Saga Petroleum AS, A                                     Nor.       1,128,500        18,932,189
                                  Societe Elf Aquitane SA                                   Fr.         442,308        40,289,695
                                                                                                                   -------------
                                                                                                                      122,406,638
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.3%
                                  Axa SA                                                    Fr.         580,354        36,936,706
                                  Chile Fund Inc.                                         Chil.         342,600         7,151,775
                                 *India Fund, B                                            Ind.       3,755,265         5,532,477
                                  Korea International Trust                                Kor.              72         2,250,000
                                  London Pacific Group Ltd.                                U.K.       1,212,080         4,350,066
                                  Singapore Fund                                          Sing.          13,634           160,200
                                  Thai Fund Inc.                                          Thai.         360,043         5,940,710
                                  Thailand International Fund Ltd.                        Thai.              95         2,185,000
                                                                                                                   -------------
                                                                                                                       64,506,934
---------------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

            INDUSTRY                                     ISSUE                           COUNTRY      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
(CONT.)
---------------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.8%
                                  Albert Fisher Group PLC                                  U.K.      29,283,920    $   21,069,734
                                  Hillsdown Holdings PLC                                   U.K.       6,885,010        23,589,303
                                  Vetropack AG                                            Swtz.           1,160         2,905,417
                                  Vitro SA                                                 Mex.       2,642,800         4,800,818
                                                                                                                   -------------
                                                                                                                       52,365,272
---------------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.9%
                              *   Asia Pacific Resources International, A                 Indo.          59,000           331,875
                                  Cartiere Burgo SPA                                       Itl.       2,218,760        10,244,934
                                  Fletcher Challenge Ltd. Forestry Division                N.Z.       3,952,768         6,622,737
                                  Fletcher Challenge Paper Ltd.                            N.Z.       2,732,500         5,621,355
                                  Metsa Serla OY, B                                        Fin.       1,251,500         9,386,250
                                  PT Barito Pacific Timber, fgn.                          Indo.       3,852,000         2,364,691
                                  PT Pabrik Kertas Tjiwi Kimia, fgn.                      Indo.       1,405,998         1,398,855
                                  Sappi Ltd.                                              S.AF.         207,345         1,861,385
                                  Stora Kopparbergs Bergslags AB, B                        Swe.       1,196,500        16,316,268
                                  Svenska Cellulosa AB, B                                  Swe.         600,000        12,185,019
                              +   Unipapel SA                                               Sp.         309,693         5,748,971
                              *   UPM-Kymmene Corp.                                        Fin.         495,600        10,396,826
                                                                                                                   -------------
                                                                                                                       82,479,166
---------------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 2.1%
                                  Astra AB, A                                              Swe.         542,500        26,807,408
                                  Hafslund Nycomed AS, ADR B                               Nor.           4,350            29,805
                                  Medeva PLC                                               U.K.       1,739,171         7,612,262
                              *   Nycomed ASA, A                                           Nor.         560,000         8,560,677
                              *   Nycomed ASA, B                                           Nor.       1,062,140        16,320,119
                                                                                                                   -------------
                                                                                                                       59,330,271
---------------------------------------------------------------------------------------------------------------------------------
INSURANCE: 4.8%
                                  Ace Ltd.                                                 Bmu.         336,500        20,232,063
                                  Aegon NV                                                Neth.         544,689        34,735,163
                                  GIO Australia Holdings Ltd.                              Aus.       7,735,003        19,797,083
                                  Ing Groep NV                                            Neth.         849,353        30,599,302
                                  London Insurance Group Inc.                              Can.       1,039,200        13,809,967
                                  Skandia Foersaekrings AB, free                           Swe.         300,000         8,489,923
                                  Zuerich Versicherung, new                               Swtz.          30,875         8,580,874
                                                                                                                   -------------
                                                                                                                      136,244,375
---------------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.5%
                                  Kuoni Reisen Holding AG, B                              Swtz.           6,395        15,527,643
---------------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 0.9%
                                  Hitachi Koki Co. Ltd.                                    Jpn.         612,000         4,380,865
                                  Hitachi Koki Co. Ltd., ADR                               Jpn.              50             3,600
                                  VA Technologie AG, br., 144A                            Aust.         135,550        21,270,230
                                                                                                                   -------------
                                                                                                                       25,654,695
---------------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 1.2%
                                  Dairy Farm International Holdings Ltd.                   H.K.       5,531,430         4,452,801
                                  House of Fraser PLC                                      U.K.       1,750,000         4,601,792
                                  Koninklijke Bijenkorf Beheer NV (KBB)                   Neth.         159,099        11,472,821
                                  Kwik Save Group PLC                                      U.K.       2,665,910        14,659,902
                                                                                                                   -------------
                                                                                                                       35,187,316
---------------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

            INDUSTRY                                     ISSUE                           COUNTRY      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.3%
                                  Boehler Uddeholm AG                                     Aust.          20,450    $    1,463,344
                                  Boehler Uddeholm AG, 144A                               Aust.          60,000         4,293,431
                                  Elkem AS                                                 Nor.         820,100        13,501,176
                                 *Inmet Mining Corp.                                       Can.         461,500         2,240,864
                                 *Union Miniere NPV                                        Bel.         248,670        16,851,013
                                                                                                                   -------------
                                                                                                                       38,349,828
---------------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 4.7%
                                  Alfa SA de CV, A                                         Mex.         450,000         2,077,934
                                  BTR PLC                                                  U.K.       5,500,000        26,758,488
                                  BTR PLC, A                                               U.K.       1,375,780         6,320,649
                                  Compagnie Generale D' Industrie Et de Participati         Fr.          25,000         6,899,711
                                 *Fotex First Hungarian-American Photo-Service             Hun.          30,000            16,620
                                  Hutchison Whampoa Ltd.                                   H.K.       3,149,500        24,737,491
                                  Jardine Matheson Holdings Ltd.                           H.K.       3,142,341        20,739,451
                                  Jardine Strategic Holdings Ltd.                          H.K.       4,815,130        17,430,771
                                 *Jardine Strategic Holdings Ltd., wts.                    H.K.         345,687           138,275
                                  Marine Wendel                                             Fr.          29,105         2,671,934
                                  PT Bimantara Citra, fgn.                                Indo.       4,280,000         5,707,875
                                  Swire Pacific Ltd., A                                    H.K.       2,195,000        20,929,763
                                                                                                                   -------------
                                                                                                                      134,428,962
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.6%
                                  Bail Investissement                                       Fr.          92,800        13,262,257
                                 *Fastighets AB Tornet, A                                  Swe.          46,432           708,070
                                  Hang Lung Development Co. Ltd.                           H.K.       4,684,050        10,295,281
                                  New World Development Co. Ltd.                           H.K.       3,269,719        22,088,411
                                  Taylor Woodrow PLC                                       U.K.      11,078,810        29,227,683
                                                                                                                   -------------
                                                                                                                       75,581,702
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 6.6%
                                  Compania de Telecomunicaciones de Chile SA, ADR         Chil.          74,120         7,495,385
                                  Nokia AB, A""                                            Fin.         580,000        33,665,217
                                  Philippine Long Distance Telephone Co., GDR, 144A       Phil.         585,500        18,882,375
                                 *SPT Telecom AS                                           CSK.         208,000        25,898,654
                                  STET (Sta Finanziaria Telefonica Torino) SPA, di
                                    Risp                                                   Itl.      15,290,950        51,662,431
                                  Telefonica de Espana SA                                   Sp.       2,172,945        50,463,541
                                                                                                                   -------------
                                                                                                                      188,067,603
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.9%
                                  Brambles Industries Ltd.                                 Aus.         569,000        11,103,211
                                  Cathay Pacific Airways Ltd.                              H.K.       8,911,050        14,055,829
                                  Qantas Airways Ltd., ADR, 144A                           Aus.         827,500        13,550,313
                                  Singapore Airlines Ltd., fgn.                           Sing.         417,200         3,786,493
                                  Unitor AS                                                Nor.         818,735        10,526,226
                                                                                                                   -------------
                                                                                                                       53,022,072
---------------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

            INDUSTRY                                     ISSUE                           COUNTRY      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 8.8%
                                  British Gas PLC                                          U.K.       6,116,150    $   23,522,042
                                 *CEZ                                                      CSK.         454,663        16,368,136
                                  Electricidad de Caracas                                 Venz.       8,747,372         8,871,257
                                  Endesa-Empresa Nacional de Electricidad SA                Sp.         379,200        26,988,700
                                  Evn Energie-Versorgung Niederoesterreich AG, ADR        Aust.               2                60
                                  Evn Energie-Versorgung Niederoesterreich AG             Aust.         124,136        18,682,580
                                  Hongkong Electric Holdings Ltd.                          H.K.       2,399,800         7,973,994
                                  Iberdrola SA                                              Sp.       3,237,643        45,886,872
                                  National Power PLC                                       U.K.       3,069,416        25,712,551
                                  Shandong Huaneng Power                                   chn.       1,032,965        10,071,409
                                  Thames Water Group PLC                                   U.K.       3,318,260        34,817,457
                                  VEBA AG                                                  Ger.         544,500        31,321,579
                                                                                                                   -------------
                                                                                                                      250,216,637
---------------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 1.1%
                                  Brierley Investments Ltd.                                N.Z.      32,693,199        30,277,259
                                                                                                                   -------------
TOTAL COMMON STOCKS (cost $1,893,510,804)                                                                           2,336,177,126
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 5.9%
---------------------------------------------------------------------------------------------------------------------------------
                                  ABN Amro NV, conv., pfd.                                Neth.         571,188        35,432,514
                                  Banco Bradesco SA, pfd.                                 Braz.     600,000,000         4,347,993
                                  Cia de Inversiones en Telecomunicaciones SA, 7.0%,
                                    3/3/98                                                 Arg.         558,790        29,336,471
                                  Concessioni e Costruzioni Autostrade SPA, B, pfd.        Itl.       8,865,000        17,425,923
                                  Lojas Americanas SA, pfd.                               Braz.     340,255,000         4,486,087
                                  Nacional Financiera SA, 11.25%, conv., pfd.,
                                  5/15/98, PRIDE EURO TRANCHE                              Mex.         541,031        18,395,054
                                  Nacional Financiera SA, 11.25%, conv., pfd.,
                                  5/15/98, PRIDE 4                                         Mex.         177,000         6,018,000
                                  News Corp. Ltd., pfd.                                    Aus.       4,243,957        18,890,517
                                  Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR     Braz.         445,000        34,042,500
                                                                                                                   -------------
TOTAL PREFERRED STOCKS (cost $129,143,417)                                                                            168,375,059
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL IN
                                                                                                     LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------------------
BONDS: 1.4%
---------------------------------------------------------------------------------------------------------------------------------
                                  C.S. Holding Finance BV, 4.875%, conv., 11/19/02         U.S.      18,675,000        29,319,750
                                  PIV Investment Finance (Cayman) Ltd., 4.5%, conv.,
                                    12/1/00                                                U.S.      12,200,000        10,858,000
                                                                                                                   -------------
TOTAL BONDS (cost $36,312,864)                                                                                         40,177,750
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.2% (cost $262,839,108)
---------------------------------------------------------------------------------------------------------------------------------
                                  U. S. Treasury Bill, 4.78% to 5.01%, with maturities
                                    to 3/27/97                                             U.S.     264,879,000       262,886,664
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 98.3% (cost $2,321,806,193)                                                                      2,807,616,599
OTHER ASSETS, LESS LIABILITIES: 1.7%                                                                                   49,974,134
                                                                                                                   -------------
TOTAL NET ASSETS: 100.0%                                                                                           $2,857,590,733
                                                                                                                   =============

 * NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRIES INDICATED.
 + SEE NOTE 6.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
   Investments in securities, at value (identified cost $2,321,806,193)                                            $2,807,616,599
   Cash                                                                                                                    40,465
   Receivables:
      Investment securities sold                                                                                        1,540,350
      Capital shares sold                                                                                              48,150,015
      Dividends and interest                                                                                           10,757,942
                                                                                                                   -------------
         Total assets                                                                                               2,868,105,371
                                                                                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased                                                                                   7,453,164
      Capital shares redeemed                                                                                             565,051
   Accrued expenses                                                                                                     2,496,423
                                                                                                                   -------------
         Total liabilities                                                                                             10,514,638
                                                                                                                   -------------
Net assets, at value                                                                                               $2,857,590,733
                                                                                                                   =============
Net assets consist of:
   Distribution in excess of net investment income                                                                 $   (2,669,031)
   Unrealized appreciation on investments                                                                             485,810,406
   Distribution in excess of net realized gain                                                                        (13,512,324)
   Net capital paid in on shares of capital stock                                                                   2,387,961,682
                                                                                                                   -------------
Net assets, at value                                                                                               $2,857,590,733
                                                                                                                   =============
Shares outstanding                                                                                                    174,840,843
                                                                                                                   =============
Net asset value per share ($2,857,590,733 / 174,840,843)                                                           $        16.34
                                                                                                                   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income:
    (net of $10,020,876 foreign taxes withheld)
    Dividends                                                                                         $ 79,994,062
    Interest                                                                                            16,174,482
                                                                                                      ------------
      Total income                                                                                                   $ 96,168,544
Expenses:
    Management fees (Note 4)                                                                            16,525,094
    Administrative fees (Note 4)                                                                         2,117,449
    Transfer agent fees (Note 4)                                                                            28,834
    Custodian fees                                                                                       1,300,582
    Reports to shareholders                                                                                 49,285
    Audit fees                                                                                              36,542
    Legal fees                                                                                              15,000
    Registration and filing fees                                                                           341,100
    Directors' fees and expenses                                                                            82,500
    Other                                                                                                   52,783
                                                                                                      ------------
      Total expenses                                                                                                   20,549,169
                                                                                                                     ------------
         Net investment income                                                                                         75,619,375
Realized and unrealized gain (loss):
    Net realized gain (loss) on:
      Investments                                                                                       20,454,246
      Foreign currency transactions                                                                       (653,246)
                                                                                                      ------------
                                                                                                        19,801,000
    Net unrealized appreciation on investments:
      Investments                                                                                      367,800,266
      Foreign currency transactions                                                                         62,474
                                                                                                      ------------
                                                                                                       367,862,740
                                                                                                      ------------
      Net realized and unrealized gain                                                                                387,663,740
                                                                                                                     ------------
Net increase in net assets resulting from operations                                                                 $463,283,115
                                                                                                                     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                                      1996              1995
                                                                                                 -------------     -------------
Increase in net assets:
   Operations:
      Net investment income                                                                      $   75,619,375    $   38,249,666
      Net realized gain on investments and foreign currency transactions                             19,801,000        24,407,376
      Net unrealized appreciation                                                                   367,862,740       116,272,586
                                                                                                 --------------    --------------
         Net increase in net assets resulting from operations                                       463,283,115       178,929,628
   Distributions to shareholders:
      From net investment income                                                                    (76,624,372)      (37,739,736)
      Amount in excess of net investment income                                                      (2,669,031)               --
      From net realized gain                                                                        (21,922,688)      (20,589,597)
      Amount in excess of net realized gain                                                         (13,512,324)               --
   Capital share transactions (Note 3)                                                              691,152,726       604,056,205
                                                                                                 --------------    --------------
         Net increase in net assets                                                               1,039,707,426       724,656,500
Net assets:
   Beginning of year                                                                              1,817,883,307     1,093,226,807
                                                                                                 --------------    --------------
   End of year                                                                                   $2,857,590,733    $1,817,883,307
                                                                                                 ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in good faith and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distribution to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies held by the Fund. Distributions are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SOUTH AFRICA
FREE) SERIES

On January 29, 1996, the Fund acquired all of the net assets of the Company's Foreign Equity (South Africa Free) Series pursuant to a plan of reorganization approved by Foreign Equity (South Africa Free) Series shareholders. The merger was accomplished by a tax free exchange of shares of the Fund (valued at $17,800,619) for the net assets of the Foreign Equity (South Africa Free) Series which aggregated $17,800,619 including $1,537,866 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $1,911,308,133.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (cont.)
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1996, there were 700 million shares of the Company's ($.01 par value) capital stock authorized of which 355 million have been classified as Fund shares. Transactions in the Fund's shares for the years ended December 31, 1996 and 1995 were as follows:

                                                                    1996                           1995
                                                          -------------------------      -------------------------
                                                           SHARES         AMOUNT          SHARES         AMOUNT
                                                         ----------    -------------    ----------    -------------
           Shares sold                                    57,725,609   $ 882,382,585     54,841,050   $ 746,123,192
           Shares issued in reinvestment of
             distributions                                 6,311,870      97,071,255      3,679,491      50,240,082
           Shares issued on merger                         1,243,044      17,800,619
           Shares redeemed                               (19,936,059)   (306,101,733)   (14,047,591)   (192,307,069)
                                                          ----------    ------------     ----------    ------------
           Net increase                                   45,344,464   $ 691,152,726     44,472,950   $ 604,056,205
                                                          ==========    ============     ==========    ============

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Company's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. FTSI has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1% of the Fund's average net assets through the year ended December 31, 1996. For the year ended December 31, 1996, no reimbursement was necessary under the agreement. For the year ended December 31, 1996, FTD did not receive any commissions from the sale of the Fund's shares and FTIS received fees of $28,834.

An officer of the Fund is a partner of Dechert Price & Rhoades, legal counsel for the Funds, which firm received fees for the year ended December 31, 1996.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 were $737,997,479 and $153,812,515, respectively. The cost of securities for federal income tax purposes is $2,330,901,654. Realized gains and losses are reported on an identified cost basis.

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                 $573,212,884
           Unrealized depreciation                                                                  (96,497,939)
                                                                                                   ------------
           Net unrealized appreciation                                                             $476,714,945
                                                                                                   ============

As required by the tax rules, the Fund has deferred capital and currency losses occurring subsequent to October 31, 1995 of $9,450,000 to the year ending December 31, 1997.

The amount distributed from net investment income includes $5,300,000 attributable to the mark to market income tax rules for passive foreign investment companies which is included in unrealized appreciation under generally accepted accounting principles.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" as of December 31, 1996 amounted to $5,748,971. For the year ended December 31, dividend income from affiliated companies was $269,897.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Independent Auditor's Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Foreign Equity Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                         [McGLADREY & PULLEN, LLP SIGNATURE]

New York, New York
January 31, 1997

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


                                                        Principal Underwriter:

                                                            FRANKLIN TEMPLETON
                                                            DISTRIBUTORS, INC.
                                                            700 Central Avenue
                                            St. Petersburg, Florida 33701-3628

[RECYCLE LOGO]                          Institutional Services: 1-800-321-8563
                                              Fund Information: 1-800-362-6243